UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934

Date of Report (Date of Earliest Event Reported)    July 5, 2007

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358

Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104

Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418

Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated July 5, 2007

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)    On July 5, 2007, Sierra Pacific Resources (SPR) announced that Tony F. Sanchez III, currently a partner in the Nevada law firm of Jones Vargas, will be joining SPR as a corporate senior vice president, effective August 1, 2007.  SPR also announced that Pat Shalmy, 65, corporate senior vice president, public policy and external affairs, and president of Nevada Power Company, will be retiring on February 29, 2008. At that time, he will be succeeded by Sanchez as SPR's corporate senior vice president of public policy and external affairs. A decision on the position of president of Nevada Power Company will be made at a later date.  A copy of the press release is attached hereto as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits

(c) Exhibit - 99.1 - Press Release dated July 5, 2007

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: July 9, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)

Date: July 9, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)

Date: July 9, 2007	By:	/s/ John E. Brown
John E. Brown
Controller